Novocure (NVCR) company overview updated August 2016 Exhibit 99.1 forward-looking statements This presentation contains certain forward-looking statements with respect to the business of Novocure and certain of its plans and objectives, including with respect to the development and commercialization of its lead product candidate, Optune, for a number of oncology indications. These forward-looking statements can be identified in this presentation by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words “expect”, “intend”, “anticipate”, “plan”, “may”, “should”, “would”, “could” or other words of similar meaning. These statements are based on assumptions and assessments made by Novocure in light of industry experience and perception of historical trends, current conditions, expected future developments and other appropriate factors. By their nature, forward-looking statements involve risk and uncertainty, and Novocure's performance and financial results could differ materially from those expressed or implied in these forward-looking statements due to general financial, economic, regulatory and political conditions as well as more specific risks and uncertainties facing Novocure such as those set forth in its Annual Report on Form 10-K filed on March 1, 2016, or in subsequent quarterly filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this presentation. Novocure assumes no obligation to update or correct the information contained in this presentation, whether as a result of new information, future events or otherwise, except to the extent legally required. The statements contained in this presentation are made as at the date of this presentation, unless some other time is specified in relation to them, and service of this presentation shall not give rise to any implication that there has been no change in the facts set out in this presentation since such date. Nothing contained in this presentation shall be deemed to be a forecast, projection or estimate of the future financial performance of Novocure, except where expressly stated. As of the date of this presentation, Optune is only FDA-approved for glioblastoma, or GBM, and its approval for other indications is not certain. Novocure can provide no assurances regarding market acceptance of Optune or its successful commercialization, and can provide no assurances regarding the company’s results of operations or financial condition in the future. This presentation is for informational purposes only and may not be relied upon in connection with the purchase or sale of any security.

Novocure at a glance Global oncology company founded in 2000 Pioneering a therapy called Tumor Treating Fields (TTFields) for solid tumor cancers Executing on strategic growth Transforming the current standard of care for glioblastoma (GBM) Broad applicability of TTFields across additional solid tumor types A PATIENT-FORWARD MISSION 400+ EMPLOYEES… AND GROWING 5 ONGOING OR COMPLETED PHASE 2 PILOT TRIALS 2 APPROVED INDICATIONS IN THE U.S. 6 GLOBAL OFFICES

NOVEL, ANTI-MITOTIC SOLID TUMOR CANCER THERAPY tumor treating fields surgery radiation pharmacological treatments tumor treating fields (TTFIELDS) Most frequently employed therapy Reduces size of a tumor prior to initiation of additional therapies Kills cells when delivered at high doses Injures healthy tissues with numerous potential toxic side effects Includes chemotherapy, targeted therapies and immuno-oncology Limited by potential side effects Resistance can develop over time Low-intensity, alternating electric fields Mild side effect profile No known resistance or cumulative toxicity Can be used in combination with other treatment modalities Additive or synergistic with radiation, chemotherapy, and immunotherapy Used as monotherapies or in combination to treat solid tumors for over 100 years

Treatment does not harm normal cell growth frequency tuned to specific cell types Normal Intestine ~50 kHz Pancreatic Cancer 150 kHz NSCLC 150 kHz Ovarian Cancer 200 kHz GBM 200 kHz EFFECTS ON CELLS ARE FREQUENCY SPECIFIC AND INVERSELY RELATED TO CELL SIZE

non-invasive, portable delivery Battery or wall-powered electric field generator Single-use transducer arrays replaced 2–3 times a week second generation Optune System Half the size and weight of the first generation Optune system – weighing only 2.7 pounds CE marked and available in Europe since 2015 Received FDA approval of PMA supplement on July 13, 2016 Converting all U.S. patients throughout Q3 2016 home use, quality of life maintained Should be used at least 18 hours a day Mild side-effect profile with no known systemic toxicity extensive preclinical research 15+ years of research and multiple peer-reviewed publications Deep understanding of the underlying mechanism

MONOTHERAPY TREATMENT FOR RECURRENT GBM Initial FDA approval in 2011 Overall survival times for patients treated with TTFields alone and active chemotherapy were 6.6 months and 6.0 months, respectively Patient compliance is important for successful outcomes Long-term follow-up indicated that 8% of patients had long-term survival at 48 months compared to no long-term survivors in chemotherapy-alone control arm Kaplan Meier estimate of 4-year survival in compliant patients was 11% glioblastoma – our first commercial indication OPTUNE (n=120) CHEMOTHERAPY (n=117) Median OS, months 6.6 6.0 HR and p value HR=0.86, p=0.27 4-year survival 8% 0% n = 85 n = 13

COMBINATION THERAPY FOR NEWLY DIAGNOSED GBM

EF-14 phase 3 pivotal trial initiated in 2009

A prospective, multicenter trial of TTFields together with temozolomide compared to temozolomide alone in patients with newly diagnosed GBM

- 80 centers; 695 newly diagnosed GBM patients randomized 2:1 (TTFields plus TMZ vs TMZ alone)
- Treated until second progression or 24 months
- Pre-specified interim analysis 18 months after enrollment of the 315th patient
- Endpoints:
  - Primary endpoint — PFS (intent to treat)
  - Secondary endpoint — OS (as treated)



surgery / biopsy
RT (45–70 Gy) / TMZ
enrollment window (4–7 weeks after RT)
randomization 2:1
TTFields + TMZ
MRI q2m until progression
TTFields + second line chemo
TMZ
MRI q2m until progression
second line chemo

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intent-to-treat population EF-14 progression free survival TTFIELDS + TMZ (n=210) TMZ ALONE (n=105) Median PFS, months 7.2 4.0 HR and p value HR=0.62, p=0.001 as-treated population EF-14 overall survival TTFIELDS + TMZ (n=196) TMZ ALONE (n=84) Median OS, months 20.5 15.6 HR and p value HR=0.66, p=0.004 2-year survival 48% 32% p value p=0.0058 novocure™

COMBINATION TREATMENT FOR NEWLY DIAGNOSED GBM

FDA approval on October 5, 2015


Explore the Second Generation Optune System
Living longer with newly diagnosed GBM may be possible
we are proof
Jayne, Maureen, and Mike are EF-14 clinical trial patients. EF-14 was the pivotal trial that led to the approval of Optune + TMZ for newly diagnosed GBM patients.
Jayne
Maureen
Mike

Indications For Use

Optune is intended as a treatment for adult patients (22 years of age or older) with histologically-confirmed glioblastoma multiforme (GBM).

Optune with temozolomide is indicated for the treatment of adult patients with newly diagnosed, supratentorial glioblastoma following maximal debulking surgery, and completion of radiation therapy together with concomitant standard of care chemotherapy.

For the treatment of recurrent GBM, Optune is indicated following histologically-or radiologically-confirmed recurrence in the supratentorial region of the brain after receiving chemotherapy. The device is intended to be used as a monotherapy, and is intended as an alternative to standard medical therapy for GBM after surgical and radiation options have been exhausted.

Important Safety Information

Contraindications

Do not use Optune if you have an active implanted medical device, a skull defect (such as, missing bone with no replacement), or bullet fragments. Use of Optune together with implanted electronic devices has not been tested and may theoretically lead to malfunctioning of the implanted device. Use of Optune together with skull defects or bullet fragments has not been tested and may possibly lead to tissue damage or render Optune ineffective.

Do not use Optune if you are known to be sensitive to conductive hydrogels. In this case, skin contact with the gel used with Optune may commonly cause increased redness and itching, and rarely may even lead to severe allergic reactions such as shock and respiratory failure.

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combination treatment for newly diagnosed GBM JAMA publication on December 15, 2015

NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) updated July 2016 National Comprehensive Cancer Network® (NCCN®) published updated NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Central Nervous System Cancers in July 20161 Alternating electric ﬁeld therapy (Optune®) together with adjuvant temozolomide (TMZ) following postoperative standard brain radiation therapy with concurrent TMZ included as a category 2A treatment option for patients with newly diagnosed GBM Referenced with permission from the NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines ®) for Central Nervous System Cancers. V.1.2016, pages 14-15. ©2016 National Comprehensive Cancer Network, Inc. All rights reserved. Accessed July 25, 2016. The NCCN Guidelines ® and illustrations herein may not be reproduced in any form for any purpose without the express written permission of the NCCN. To view the most recent and complete version of the NCCN Guidelines, go online to NCCN.org. NATIONAL COMPREHENSIVE CANCER NETWORK®, NCCN®, NCCN GUIDELINES®, and all other NCCN Content are trademarks owned by the National Comprehensive Cancer Network, Inc.

direct to patient distribution model PHYSICIAN ECONOMICS Physician can bill for incremental services Physician does not have to buy and hold inventory Physician does not take on reimbursement risk for Optune therapy Physician sends prescription order to Novocure Physician or Novocure uses NovoTAL System to create array placement map Novocure delivers Optune to home and trains patient/family Novocure provides 24/7 tech support and supplies transducer arrays Novocure bills third-party payer and patient1 for each month of therapy Physician sees patient for regular compliance monitoring and follow-up appointments 1 Subject to patient assistance programs

q2 2016 global operating statistics q2 2016 q2 2015 % GROWTH q1 2016 % GROWTH Prescriptions 657 428 54% 755 -13% United States 547 390 40% 684 -20% Germany, Switzerland and other EMEA Markets 110 38 189% 71 55% Japan - - n/a - n/a Active patients at period end 891 425 110% 797 12% United States 736 391 88% 699 5% Germany, Switzerland and other EMEA Markets 155 34 356% 98 58% Japan - - n/a - n/a Growth driven primarily by commercial activities in the U.S. after the October 2015 FDA approval of Optune for the treatment of newly diagnosed GBM, increased commercial activities in Germany, and enhanced awareness of Optune following the December 2015 publication of EF-14 phase 3 pivotal trial results in JAMA Year-over-year increase in active patients was driven both by prescription growth and by an increase in the percentage of newly diagnosed GBM patients who started Optune in prior periods and who typically have a longer duration of therapy significant active patient growth Global active patients at period end >397% ACTIVE PATIENT GROWTH SINCE Q3 2014 Global certified centers 212 262 309 367 492 584 Global sales colleagues 17 20 30 33 44 50 Nov. 2014 EF-14 presentation Oct. 2015 FDA approval established reimbursement history As of June 30, 2016, positive coverage policies in place for > 116 million lives More than 60% of all patients with commercial healthcare plans now have access to Optune under coverage policies issued by their plan Appealing Medicare fee-for-service denials, impacting 20-25% of U.S. active patients Pursuing defined reimbursement in Germany and Switzerland >116 MILLION COVERED LIVES

q2 2016 selected financial highlights U.S. DOLLARS IN THOUSANDS q2 2016 q2 2015 % GROWTH Net revenues $ 17,919 $ 6,543 174% Cost of revenues 9,797 4,750 106% Impairment of field equipment 6,412 - Gross profit 1,710 1,793 -5% Research, development and clinical trials 11,318 12,765 -11% Sales and marketing 14,598 8,866 65% General and administrative 13,031 7,368 77% Total operating costs and expenses 38,947 28,999 34% Operating income (loss) (37,237) (27,206) -37% Financial expenses, net 555 876 -37% Income (loss) before income taxes (37,792) (28,082) -35% Income tax expense 2,820 1,275 121% Net income (loss) $ (40,612) $ (29,357) -38% Cash and cash equivalents 80,871 106,508 Short-term investments 119,979 56,996 total addressable GBM market >$2.5B United States 12,500 GBM incidence 9,300 medically eligible for treatment $1.2 Billion TAM Target EU Markets 13,500 GBM incidence 10,000 medically eligible for treatment $1.3 Billion TAM Japan 1,500 GBM incidence 1,100 medically eligible for treatment $139 Million TAM Assumes net collections of 14,000 USD equivalent per month of therapy Assumes average treatment duration of 9 months (median treatment duration in the EF-14 trial) Medically eligible populations are management estimates entering new markets Commercial activity focuses initially on establishing required in-market infrastructure Certifying physicians and prescribing centers Communicating information about TTFields to the medical community Securing defined reimbursement pathway Once established, commercial efforts turn to increasing adoption of Optune broad applicability to solid tumors

multiple ongoing clinical trials

anticipated 2016 milestones Increase positive coverage policies of Optune INNOVATE phase 2 pilot trial last patient in PANOVA phase 2 pilot trial last patient in FDA approval of second generation Optune System NCCN Guidelines® update METIS phase 3 pivotal trial first patient in LUNAR phase 3 pivotal trial first patient in Japanese approval for newly diagnosed GBM appendix

physical, observable mechanism of action Anti-mitotic mechanism of action is based on disruption of key electrically charged molecules essential to the mitotic process by which all cells divide Interference with these key molecules leads to cell death through multiple pathways For example, TTFields disrupts the formation of the mitotic spindle leading to arrested mitosis, abnormal chromosome segregation and subsequent apoptosis slowing or stopping cell division structural cell damage physical, observable mechanism of action Anti-mitotic mechanism of action is based on disruption of key electrically charged molecules essential to the mitotic process by which all cells divide Interference with these key molecules leads to cell death through multiple pathways For example, TTFields disrupts the formation of the mitotic spindle leading to arrested mitosis, abnormal chromosome segregation and subsequent apoptosis Blue staining is DAPI, highlighting DNA Red staining is for PH3, highlighting DNA binding proteins Green staining is for tubulin, highlighting the mitotic spindle Novocure data on file NSCLC cell control NSCLC cell with TTFields applied complementary to other treatment modalities Clinical pipeline focuses on studying TTFields in combination with current standards of care Pre-clinical studies have demonstrated that TTFields can offer additive or synergistic benefits in combination with radiation, certain chemotherapy and immunotherapy agents TTFields do not appear to increase the toxicity or other side effects when used with radiation or chemotherapy Recent pre-clinical data suggests that TTFields together with certain immune therapies, such as PD-1 inhibitors, might enhance tumor-fighting effects TTFields did not adversely affect immune cell infiltration into tumors TTFields applied to CD45+ cells did not inhibit immune function TTFields with PD-1 inhibitors in an animal model of lung cancer resulted in decreased tumor volumes compared to the effect of TTFields or PD-1 inhibitors alone Giladi, M. et al. (2016, May). Alternating Electric Fields (TTFields) Induce Immunogenic Cell Death Resulting in Enhanced Antitumor Efficacy When Combined With Anti-PD-1 Therapy. Poster session presented at the Annual Meeting of the American Association of Immunologists, Seattle, WA.

MONOTHERAPY TREATMENT FOR RECURRENT GBM EF-11 overall survival OPTUNE (n=120) CHEMOTHERAPY (n=117) Median OS, months 6.6 6.0 HR and p value HR=0.86, p=0.27 4-year survival 8% 0% n = 85 n = 13 significant active patient growth United States active patients at period end >332% ACTIVE PATIENT GROWTH SINCE Q3 2014 U.S. certified centers 177 196 215 244 347 409 U.S. sales colleagues 16 18 27 30 38 41 Nov. 2014 EF-14 presentation Oct. 2015 FDA approval significant active patient growth Germany, Switzerland and other EMEA markets active patients at period end >16x ACTIVE PATIENT GROWTH SINCE Q3 2014 EMEA certified centers 35 44 52 62 70 85 EMEA sales colleagues - - 1 1 4 7 Nov. 2014 EF-14 presentation Oct. 2015 FDA approval

Increase or decrease in active patients in any given period reflects the number of new patients less the number of patients discontinuing therapy The conversion of prescriptions to new patients is driven by the prescription fill rate and the time to fill the prescription The rate of patients discontinuing therapy is determined by the treatment duration for patients starting therapy in prior periods active patients drive revenue

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BRAIN METASTASES

METIS phase 3 pivotal trial initiated in 2016

A prospective, randomized controlled, multicenter trial testing efficacy, safety and neurocognitive outcomes of TTFields at 150 kHz following stereotactic radiosurgery in advanced non-small cell lung cancer patients with 1-10 brain metastases

- 270 patients internationally, randomized 1:1 (TTFields vs best standard of care)
- Actively recruiting patients since July 2016
- Twelve month follow-up after final patient enrollment
- Endpoints:
  - Primary endpoint — time to first cerebral progression
  - Secondary endpoints include neurocognitive failure, overall survival, radiological response rate stereotactic radiosurgery (SRS)
randomization 1:1
TTFields
best standard of care
MRI q2m until progression
MRI q2m until progression

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NON-SMALL CELL LUNG CANCER

phase 2 pilot EF-15 trial

A prospective, open label, single-arm, non-randomized, multicenter study of TTFields at 150 kHz to estimate efficacy and determine safety together with pemetrexed in pretreated patients with locally advanced non-small cell lung cancer versus historical controls

- 42 patients in Switzerland with locally advanced and/or metastatic non-small cell lung cancer
- Trial results published in *Lung Cancer*[1] in July 2013

EFFICACY ENDPOINTS	TTFIELDS WITH PEMETREXED	PEMETREXED-ALONE HISTORICAL CONTROL[2]
Median in-field PFS	6.5 months	n/a
Median PFS	5 months	2.9 months
Median OS	13.8 months	8.3 months
One-year survival rate	57%	29.7%
Partial response rate	14.6%	9.1%

1 Pless M, et al. A phase I/II trial of Tumor Treating Fields (TTFields) therapy in combination with pemetrexed for advanced non-small cell lung cancer. Lung Cancer (2013)
2 Hanna N, Shepherd FA, Fossella FV, Pereira JR, De Marinis F, von Pawel J, et al. Randomized phase III trial of pemetrexed versus docetaxel in patients with non-small-cell lung cancer previously treated with chemotherapy. J Clin Oncol 2004;22(9):1589–97

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non-small cell lung cancer Based on phase 2 pilot EF-15 trial data, currently designing a phase 3 pivotal trial (LUNAR) to possibly capitalize on potential synergies with taxane-based chemotherapies and potential additivity with PD-1 inhibitors Subject to FDA approval of the IDE, LUNAR phase 3 trial expected to open in late 2016 Eighteen month follow-up after final patient enrollment LUNAR phase 3 pivotal trial pancreatic cancer phase 2 pilot PANOVA trial A prospective, open label, single-arm, non-randomized, multicenter study testing feasibility, safety and preliminary efficacy of TTFields at 150 kHz together with gemcitabine or gemcitabine plus nab-paclitaxel in patients with advanced pancreatic cancer versus historical controls 40 patients in Europe with locally advanced or metastatic pancreatic cancer First cohort (n=20) of TTFields at 150 kHz with gemcitabine Second cohort (n=20) of TTFields at 150 kHz with gemcitabine and nab-paclitaxel Last patient enrolled May 2016 Six month follow-up with final data collection expected in late 2016 Endpoints: Primary endpoint —severity and frequency of adverse events, as well as feasibility based on compliance with TTFields therapy Secondary endpoints include progression free survival, overall survival, overall response rate pancreatic cancer phase 2 pilot PANOVA trial First cohort analysis presented at ASCO GI in January 2016, demonstrating PFS and OS of patients treated with TTFields with gemcitabine were more than double those of gemcitabine-alone historical controls First cohort subgroup analysis presented at ASCO in June 2016, demonstrating OS benefit of TTFields plus gemcitabine in both locally advanced and metastatic disease patients Based on data from the first cohort of PANOVA, accelerated planning for a phase 3 pivotal trial in pancreatic cancer EFFICACY ENDPOINTS TTFIELDS WITH GEMCITABINE GEMCITABINE-ALONE HISTORICAL CONTROL 1 Median PFS 8.3 months 3.7 months Median OS 14.9 months 6.7 months One-year survival rate 55% 22% Partial response rate 30% 7% Stable disease 30% 33% 1 Increased Survival in Pancreatic Cancer with nab-Paclitaxel plus Gemcitabine, The New England Journal of Medicine, October 2013, DOI: 10.1056/NEJMoa1304369

RECURRENT OVARIAN CANCER phase 2 pilot INNOVATE trial A prospective, open label, single-arm, non-randomized, multicenter study testing feasibility, safety, toxicity and preliminary efficacy of TTFields at 200 kHz together with weekly paclitaxel in patients with recurrent ovarian cancer versus historical controls 30 patients in Europe with recurrent ovarian cancer Last patient enrolled May 2016 Six month follow-up with final data collection expected in late 2016 Endpoints: Primary endpoint — severity and frequency of adverse events, as well as premature discontinuation of therapy due to skin toxicity Secondary endpoints include progression free survival, overall survival, overall response rate

MESOTHELIOMA phase 2 pilot STELLAR trial A prospective, open label, single-arm, non-randomized, multicenter study testing safety and preliminary efficacy of TTFields at 150 kHz together with pemetrexed and cisplatin or carboplatin in patients with previously untreated malignant pleural mesothelioma versus historical controls 80 patients in Europe with unresectable, previously untreated malignant mesothelioma Actively recruiting patients since February 2015 Twelve month follow-up after final patient enrollment Endpoints: Primary endpoint — overall survival Secondary endpoints — progression free survival, response rate, toxicity

Daniel Torres, EF-11 clinical trial patient, and his family

Daniel Torres, EF-11 clinical trial patient, and Mike Ambrogi, Novocure’s COO

Maureen Colosimo, EF-14 clinical trial patient